UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 16, 2007
Max & Erma’s Restaurants, Inc.
(Exact Name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-11514 (Commission File No.)	31-1041397 (IRS Employer Identification Number)
4849 Evanswood Drive
Columbus, OH 43229
(614) 431-5800
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On March 20, 2007, Max & Erma’s Restaurants, Inc. (the “Company”) issued a press release entitled, “Max & Erma’s Restaurants, Inc. Reports First Quarter Profit,” regarding its financial results for the first quarter of fiscal 2007. A copy of the Company’s press release is furnished as Exhibit 99 to this Form 8-K and is incorporated into this Item 2.02 by reference.
     The information in this Item 2.02 of this Form 8-K, including Exhibit 99 hereto, shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
     The information contained or incorporated by reference in this Form 8-K contains forward-looking statements, including certain statements regarding intent, beliefs, expectations, projections, forecasts and plans, which are subject to numerous assumptions, risks, and uncertainties. A number of factors, including but not limited to those set forth under the heading “Business Risks” included in the Company’s Annual Report on Form 10-K for the year ended October 29, 2006, and other factors described from time to time in the Company’s other filings with the Securities and Exchange Commission, could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Form 8-K are based on information available at the time of the report. The Company assumes no obligation to update any forward-looking statement.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On March 16, 2007, the Board of Directors of the Company approved and adopted amendments to Articles III and VI of the Company’s Bylaws. Article III, Section 1 was amended to set the number of directors of the Company at not less than five nor more than nine, to be determined from time to time by resolution of the Board of Directors. Article VI, Sections 1, 3, and 4 were amended to provide that some or all of any or all classes or series of stock of the Company may be represented by uncertificated shares, and that such uncertificated shares may be issued and transferred.
     Pursuant to General Instruction F of Current Report on Form 8-K, a copy of the Company’s Amended and Restated Bylaws is furnished as Exhibit 3 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

3	Amended and Restated Bylaws, effective March 16, 2007.

99	Press Release, dated March 20, 2007, entitled “Max & Erma’s Restaurants, Inc. Reports First Quarter Profit.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Max & Erma’s Restaurants, Inc.

Date: March 21, 2007	By:	/s/ William C. Niegsch, Jr. William C. Niegsch, Jr., Executive
Vice President, Chief Financial
Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3	Amended and Restated Bylaws, effective March 16, 2007

99	Press Release, dated March 20, 2007, entitled “Max & Erma’s Restaurants, Inc. Reports First Quarter Profit”